Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Related Party Transactions [Abstract]
Related Party Transactions

Note (6) Related Party Transactions

On October 17, 2017 the issuer’s control persons, Amir Uziel, Attribute Ltd, Lavi Krasney and Kfir Silberman (controlling shareholder of L.I.A. Pure Capital Ltd) purchased 650,000 additional shares each, or 2,600,000 total shares at $0.01 per share for a total cash consideration of $26,000.

Note (5) Related Party Transactions

On October 17, 2017, the Company issued and sold a total of 2.6 million restricted shares of common stock to four accredited investors (650,000 shares to each) at $0.01 per share for a total cash consideration of $26,000. Reference is made to Item 4. Security Ownership of Certain Beneficial Owners and Management. As a result of these issuances, the four accredited investors became greater than 5% shareholders.